SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-2027232
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification No.)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 7.375% Senior Notes due 2031

On February 13, 2023 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.1 billion aggregate principal amount of 7.375% Senior Notes due 2031 (the “Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the CCOH Issuers entered into the below agreements.

Indenture

On the Closing Date, the CCOH Issuers entered into a tenth supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of the Notes and the terms thereof (the “Tenth Supplemental Indenture”). The Tenth Supplemental Indenture supplements a base indenture entered into on May 23, 2019 with the Trustee (the “Base Indenture” and, together with the Tenth Supplemental Indenture, the “Indenture”) providing for the issuance from time to time of one or more series of senior notes. The Tenth Supplemental Indenture includes the form of the Notes. The Indenture provides, among other things, that the Notes are general unsecured obligations of the CCOH Issuers. The Notes are not guaranteed.

Interest is payable on the Notes on each March 1 and September 1, commencing September 1, 2023.

At any time and from time to time prior to March 1, 2026, the CCOH Issuers may redeem the outstanding Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, plus a make-whole premium. On or after March 1, 2026, the CCOH Issuers may redeem the outstanding Notes in whole or in part at redemption prices set forth in the Tenth Supplemental Indenture, plus accrued and unpaid interest and special interest, if any, on such Notes to the applicable redemption date. In addition, at any time prior to March 1, 2026, the CCOH Issuers may redeem up to 40% of the Notes using proceeds from certain equity offerings at a redemption price equal to 107.375% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control Triggering Event (as defined in the Tenth Supplemental Indenture), each holder of the Notes shall have the right to require the CCOH Issuers to make an offer to purchase all or any part of that holder’s Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with Morgan Stanley & Co. LLC, as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following the Closing Date. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Indenture and the Notes, please refer to a copy of the Base Indenture, incorporated by reference as Exhibit 4.1. Copies of the Tenth Supplemental Indenture, the form of the Notes and the Registration Rights Agreement are filed herewith as Exhibits 4.2, 4.3 and 10.1, respectively, and are each incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Tenth Supplemental Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

Amendment No. 3 to the Amended and Restated Credit Agreement

On February 10, 2023, Charter Communications Operating, LLC (“CCO”), CCO Holdings and certain of CCO’s subsidiaries entered into that certain Amendment No. 3 (“Amendment No. 3”) with the Lenders (as defined therein) party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019, and as further amended by Amendment No. 2 on May 26, 2022, by and among CCO, CCO Holdings, certain of CCO’s subsidiaries, the Lenders party thereto and the Administrative Agent (such credit agreement as in effect immediately prior to Amendment No. 3, the “Existing Credit Agreement” and as amended by Amendment No. 3, the “Amended Credit Agreement”).

The changes to the Existing Credit Agreement include, among other things, replacing LIBOR (as defined in the Amended Credit Agreement) as the benchmark rate applicable to the Term B Loans (as defined in the Amended Credit Agreement) with Term SOFR (as defined in the Amended Credit Agreement) and implementing corresponding technical updates.

After giving effect to Amendment No. 3: (i) the aggregate principal amount of Term B-1 Loans (as defined in the Amended Credit Agreement) outstanding is $2.3 billion with a pricing of Term SOFR plus 1.75% and (ii) the aggregate principal amount of Term B-2 Loans (as defined in the Amended Credit Agreement) outstanding is $3.7 billion with a pricing of Term SOFR plus 1.75%.

A copy of Amendment No. 3 is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under each of the headings “Indenture” and “Amendment No. 3 to the Amended and Restated Credit Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On the Closing Date, the CCOH Issuers completed the issuance and sale of the Notes. The press release announcing the closing of the issuance and sale of the Notes is furnished herewith as Exhibit 99.1.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2	Tenth Supplemental Indenture, dated as of February 13, 2023, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 7.375% Senior Notes due 2031 (included in Exhibit 4.2 hereto).

10.1	Exchange and Registration Rights Agreement, dated February 13, 2023, relating to the 7.375% Senior Notes due 2031, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Morgan Stanley & Co. LLC, as representative of the several Purchasers (as defined therein).

10.2	Amendment No. 3, dated as of February 10, 2023, to the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019, as amended by Amendment No. 1 on October 24, 2019 and as further amended by Amendment No. 2 on May 26, 2022, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain of Charter Communications Operating, LLC’s subsidiaries, the lenders party thereto and Bank of America, N.A., as administrative agent.

99.1	Press release dated February 13, 2023, announcing the closing of the sale of the 7.375% Senior Notes due 2031.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: February 16, 2023

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: February 16, 2023
CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Dated: February 16, 2023

5